UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

MarketAxess Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards

New York, New York 10001

(Address of principal executive offices, including zip code)

(212) 813-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.003 per share	MKTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2022, MarketAxess Holdings Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). A total of 34,088,100 shares of common stock were present or represented by proxy at the 2022 Annual Meeting, representing 91.01% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Richard M. McVey	30,838,802	1,653,676	227,054	1,368,568
Nancy Altobello	32,457,206	255,930	6,396	1,368,568
Steven L. Begleiter	32,482,144	230,935	6,453	1,368,568
Stephen P. Casper	29,062,869	3,650,243	6,420	1,368,568
Jane Chwick	32,262,487	450,648	6,397	1,368,568
Christopher R. Concannon	32,255,077	458,062	6,393	1,368,568
William F. Cruger	31,362,294	1,341,922	15,316	1,368,568
Kourtney Gibson	32,523,385	189,740	6,407	1,368,568
Justin G. Gmelich	32,477,275	230,668	11,589	1,368,568
Richard G. Ketchum	32,476,314	236,804	6,414	1,368,568
Xiaojia Charles Li	31,997,618	710,747	11,167	1,368,568
Emily H. Portney	32,581,457	131,680	6,395	1,368,568
Richard L. Prager	30,621,717	2,091,416	6,399	1,368,568

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The results were as follows:

For	Against	Abstain
32,333,669	1,667,506	86,925

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
31,400,988	1,156,413	162,131	1,368,568

Proposal 4 — Approval of the Company’s 2022 Employee Stock Purchase Plan. The results were as follows:

For	Against	Abstain	Broker Non-Votes
32,509,854	205,665	4,013	1,368,568

For more information on the 2022 Annual Meeting and the foregoing proposals, see the Company’s 2022 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: June 10, 2022	By:	/s/ Scott Pintoff
		Name:	Scott Pintoff
		Title:	General Counsel and Secretary